EXHIBIT 99.1

Rewards Network Inc. Investor Overview June 2004

Statements in this presentation that are not strictly historical are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company’s actual results in the future to differ materially from expected results. These risks are qualified in their entirety by cautionary language and risk factors set forth in the Company’s filings with the Securities and Exchange Commission.

Agenda

•	Who we are

•	What we stand for: purpose & mission

•	What we do

•	Our core assets

•	Growth metrics and financials

•	Accomplishments & goals

•	Investment merits

Who We Are - Key Facts

•	Largest registered credit card platform representing major card issuers

•	Multi-currency loyalty and rewards program

•	3.4 million active member base

•	Over 10,300 restaurants in 55 metro US markets and selected vacation destinations

•	Over 10,000 hotels in all major US markets

•	Affiliated with all major airlines, other loyalty programs and over 100 corporations

•	National sales force marketing to the restaurant and hotel industries

Our Purpose and Mission

Purpose

To bring together members and merchants in a meaningfully valuable transaction for all involved

Mission

To be recognized as the leading multi-credit card based loyalty and rewards platform in North America with 5 million active members and 20,000 merchants in at least three categories by 2005

What We Do

Program Offerings

•	Restaurants

-	Dining Credits Purchase Plan

-	Revenue Management Plan

•	Hotels

-	Merchant Model

-	Travel Agent Model

•	Retail

-	Marketing Fee

Core Assets

Core Assets

•	Proprietary Transaction Platform

•	Unique registered card platform that accommodates any American Express®, Visa®, MasterCard®, Diners Club® or Discover® card

•	Capability to administer loyalty and rewards programs

•	Powerful web technology to create and support partner sites

•	Turnkey “off-line” transaction settlement capability

Core Assets

•	Proprietary Transaction Platform

•	Attractive Member Demographics

•	Executive/Professional/Managerial occupations

•	More likely to carry a premium credit card

•	Household income: $85,000+; home value: $250,000+

•	Average age 44; 78% married

Core Assets

•	Proprietary Transaction Platform

•	Attractive Member Demographics

•	Marketing Organization

•	Proven ability to drive incremental customer traffic both in- and out-of-market

•	Improved use of database capabilities to empirically support new and repeat business from Rewards Network

•	Ability to measure promotional exposure/assign marketing value

•	Member marketing via interactive website, emails, newsletters, call center

Core Assets

•	Proprietary Transaction Platform

•	Attractive Member Demographics

•	Marketing Organization

•	Successful Partnerships

•	All major airlines

•	Loyalty program partners

Core Assets

•	Proprietary Transaction Platform

•	Attractive Member Demographics

•	Marketing Organization

•	Successful Partnerships

•	Corporate Program

•	Corporate travel and entertainment expense reduction program

•	Over 100 corporate participants, including major pharmaceutical and technology companies

Core Assets

•	Proprietary Transaction Platform

•	Attractive Member Demographics

•	Marketing Organization

•	Successful Partnerships

•	Corporate Program

•	Dedicated National Sales Force

•	Over 150 based in local markets

•	Understand the needs/motivations of merchant

•	Experienced risk managers

Track Record of Growth

Active Member/Restaurant Merchant Growth

Financial Information

Total Sales

Total Operating Revenues

Selected 5Financial Data

	Three Months Ended March 31,		Year Ended December 31,
Statements of Operations Data:	2004	2003	2003	2002
Total sales	$88,649	$82,595	$349,026	$289,095

Net revenue	25,094	21,491	93,122	75,101
Membership fees and other revenue	948	1,387	4,684	5,140

Total operating revenues	26,042	22,878	97,806	80,241

Operating income	6,402	5,869	28,551	19,900
Other expense, net	793	406	2,371	1,993

Income before income taxes (benefit)	5,609	5,463	26,180	17,907
Income tax expense (benefit)	2,272	2,074	10,470	(1,328)

Net Income	$3,337	$3,389	$15,710	$19,235

Earnings per share	0.13	0.14	0.62	0.82
Pro forma EPS - fully taxed			0.62	0.47

EBITDA	$7,764	$7,031	$32,885	$24,117

Net free cash flow (deficit)	$1,893	$1,228	$6,231	$(10,939)

Selected Balance Sheet Data

Item	March 31, 2004	December 31, 2003
Cash and investments	$30,952	$28,395
Rights to receive, net	$120,129	$119,233
Total assets	$187,416	$185,700
Outstanding Debt	$70,000	$70,000
Stockholders’ equity	$77,648	$73,647

Rewards Network’s

Accomplishments and Goals

2003 Key Accomplishments

•	Achieved strong growth in operating revenues and net income

•	Surpassed 10,000 restaurant merchants and 3 million active members

•	Launched hotel product offering

•	Expanded relationships with major partners

•	Increased sophistication of marketing and database mining

•	Piloted new marketing efforts to activate and engage members

•	Made key additions to management team

Goals and Objectives - 2004 and Beyond

2004

•	Expand restaurant merchants

-	“Year of the merchant” – Merchant Value Proposition, new products tailored to meet merchant expectations

•	Maximize hotel/travel offering and add transaction volume

•	Introduce product offerings in Canada

•	Introduce retail rewards

Beyond

•	Become the multi-channel rewards network

•	Effectively cross-sell among all Rewards Network channels

Rewards Network Investment Opportunity

Merits

•	Consistent growth and profitability over the last three years

•	Business model is highly scaleable

•	Difficult entry for prospective competitors

•	Expanding rewards product offerings

•	Leading national position in the dining rewards category